UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2020

 United Fire Group Inc.
(Exact name of registrant as specified in its charter)

Iowa	001-34257	45-2302834
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

118 Second Avenue SE
Cedar Rapids	Iowa	52401
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (319) 399-5700
_______________________N/A________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	UFCS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On February 21, 2020, Dr. Sarah Fisher Gardial, a director of United Fire Group, Inc. (the "Company"), tendered her resignation as a director of the Board of Directors (the "Board") effective March 1, 2020. Dr. Gardial's resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices. Dr. Sarah Fisher Gardial has been appointed to serve as the new Dean of the Belmont University Massey College of Business in Nashville, Tennessee effective March 1, 2020.
Dr. Gardial has served on the Company's Board since 2016. The Company would like to thank Dr. Gardial for her years of dedication and service. Jack Evans, Chairman of the Board, is quoted "Dr. Gardial distinguished herself by engaging in energetic discussions with a passion for the future of our Company. We wish Sarah the very best as the new Dean of the Belmont University Massey College of Business, and we know they will be lucky to have her."
Item 8.01. Other Events.
At a meeting of the Board of Directors of United Fire Group, Inc. (the "Company" or "UFG") held on February 21, 2020, the directors declared a $0.33 per share quarterly cash dividend, which will be paid March 20, 2020 to common stock shareholders of record as of March 6, 2020. A copy of the Company’s related press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit 99.1	Press release of United Fire Group, Inc. dated February 21, 2020.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document.)

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Fire Group, Inc.
(Registrant)

Dated:	February 21, 2020	/s/ Dawn M. Jaffray
Dawn M. Jaffray, Executive Vice President and Chief Financial Officer

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